UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 1, 2008

ESPRE SOLUTIONS, INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-51577	68-0576847
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

5700 W. Plano Parkway, Suite 2600 , Plano Texas	75093
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 254-3708

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2008, the board of directors of Espre Solutions, Inc. (the “Company”)  terminated Forres McGraw as Chief Financial Officer and Treasurer.  The Company is in the process of evaluating candidates to fill this position.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPRE SOLUTIONS, INC.
Date: July 1, 2008	By:	/s/ Peter Leighton
		Name:	Peter Leighton
		Title:	President